EXHIBIT 99.1

September 5, 2006

Dr. Ray R. Irani

Chairman, President & Chief
Executive Officer

Lehman Brothers

Twentieth Annual CEO
Energy/Power Conference

Core Area Growth Projects

Large pipeline of growth
projects

U.S.

California & Permian

Latin America

Argentina

Colombia

Middle East & North Africa

Libya

Oman

Qatar

United Arab Emirates

2

Production Growth Profile

Grow oil & gas production

Minimum volume growth of 5
percent per year

More likely growth of 7 – 10
percent

Maintain top quartile financial
returns

3

Oil & Gas ROCE*

2005

2004

2003

2002

2001

International

Returns

(%)

56.56

41.40

31.03

26.08

25.97

WTI

($/Barrel)

36

33

29

37

24

Domestic

Returns

(%)

26

20

16

10

17

* Net income from continuing operations divided by average capital employed.

4

Return Targets*

New Projects & Acquisitions

Domestic ..........................

International .....................

15+%

20+%

* Assumes moderate product prices

5

U.S. – California & West Texas

Principal Properties

California (San Joaquin Basin)

West Texas (Permian Basin)

Reserves & Production

Estimated Proved Reserves

56 million BOE

Current Production

8,900 BOE/Day

50-50 split between oil & gas

Light oil makes up 85% of oil reserves & production

Expect significant production growth – primarily in
California

Plains Properties Acquisition

6

Argentina

2005 production – 37,000
BOE/Day

2006 annualized
production – 41,000
BOE/Day

Inventory of 700 drilling
locations

2006:  145 wells

Ramp up in future years

Increase production to
70,000 BOE/Day by 2011

San Jorge

Basin

7

UAE / Qatar – Dolphin Project

$4 billion gross capital

Oxy’s share 24.5%

Project status

Pipeline nearly complete

Platforms, wells & receiving
facilities on schedule

Gas processing plant may –
or may not – be complete
at year-end

Production ramp up in
2007

Phase I

8

Oman – Overview

Mukhaizna Overview

Discovered in 1975

2+ billion barrels of heavy oil

Previous peak production -
15,000 barrels/day

Transfer of operatorship
to Oxy & partners

3-4 years of technical work &
negotiation

9

Oman – Mukhaizna Project

Project Overview

Gross Capital – $3.5 Billion

1800+ wells

Central processing facility

Water treatment plant

Steam generation facilities

Pipelines

2006 Work Program

$450 – $500 MM (Gross)

Drill 65 wells

Initial steam injection

10

Oxy Libya Holdings

11

Oxy 2006 Exploration Program

163

131

124

59

106

59

52

35

36

12

2010 Worldwide Production Outlook

Does not depend on exploration success

Does not include future acquisitions

Does not include new EOR/development projects

Does not include swap/sale of mature non-operated
properties

Range reflects timing differences

13

Additional Growth Opportunities

Base Production ......................

New EOR/development projects

     Middle East/North Africa .....

     Latin America .....................

Exploration ..............................

Domestic acquisitions ..............

Mature non-operated ...............

Total ........................................

665 - 750

50 - 75

20 - 30

20 - 40

35 - 50

(20 - 30)

770 - 915

5.3%-8.5%

9.3%-14.8%

2010 Production

(Thousand BOE/Day)

Growth Rate

(Percentage)

14

Competitive Advantages

Economies of scale

Infrastructure

Operating experience

Large technical data base

Strong regional relations

15

Top 10 Permian Oil Producers

2005 Gross Operated Production

(Thousand Barrels/Day)

195

74

56

30

26

25

30

24

19

17

OXY

CVX

KMI

APA

HES

COP

XTO

PXD

XOM

DVN

Source: 2005 IHS Energy Data

16

1st Half 2006 ROCE & ROE

Annualized returns

ROCE  --------------------------------------------

ROE -----------------------------------------------

22%

25%

17

Enhancing Stockholder Value

Implemented a 2 for 1 common stock split

Increased post-split quarterly dividend by 22
percent per common share

Post-split dividend rate = $0.22 per share

Repurchased 20 million shares on post-split
basis for $986 million (February thru June)

Authorized repurchase of an additional 20
million post-split shares

18

Financial Plan

Continue to increase the dividend regularly

Repurchase shares

Reduce outstanding post-split shares to 800
million

Keep debt levels low & maintain “A” credit
ratings

19

Conclusion - Focus on Key Metrics

Focus on key performance metrics that drive top
quartile financial returns

Continue to improve quality of assets

Grow reserves at a rate exceeding production

Keep finding & development costs low

Optimize profit/BOE

Optimize free cash flow/BOE

Maintain financial discipline

Maintain “A” credit rating

Achieve top quartile returns on equity & capital
employed

Generate top quartile total returns

20

Occidental Petroleum Corporation

Statements in this presentation that contain words such as "will," "expect" or "estimate," or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results.  Factors that could cause results to differ materially include, but are not limited to:
exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher than expected costs; political risks;
unrealized acquisition benefits or higher than expected integration costs; and not successfully completing
(or any material delay in) any expansion, capital expenditure, acquisition or disposition.  You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation.  Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.  The United States
Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the
SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as estimated proved reserves, probable, possible and recoverable reserves and oil in place, that the SEC's guidelines strictly prohibit us from using in filings with the SEC.  Additionally, the
SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals.  Certain information in this presentation is shown on a combined basis; however, the information is disclosed separately in the Appendix.  U.S investors are urged to consider carefully the disclosure in our Form 10-K, available through 1-888-699-7383 or at www.oxy.com.  You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

22

Appendix

23

Worldwide Oil & Gas Operations

Long Beach

Permian Basin

Horn Mountain

Hugoton

Elk Hills

Colombia

Libya

Russia

Pakistan

Oman

U.A.E.

Yemen

Qatar

.

.

.

Argentina

24

Return on Equity

Percentage

2001

2002

2003

2004

5-Year

Average

22

17

21

28

41

2005

28

25

Return on Capital Employed

Percentage

2001

2002

2003

2004

5 Year

Average

13

11

15

20

33

2005

19

See Appendix for GAAP reconciliation.

26

Reserves Replacement

228

240

357

253

382

331

292

168

183

191

190

191

191

185

Worldwide

Reserve Additions

(Million BOE)

Worldwide

Production

(Million BOE)

2001

2002

2003

2004

2005

3-Year Average

5-Year Average

See Appendix for GAAP reconciliation.

27

Finding & Development Costs

1,116

1,122

1,507

1,662

4,283

2,484

1,938

228

240

357

253

382

331

292

Costs

Incurred

($ Millions)

Reserve

Additions

(Million BOE)

2001

2002

2003

2004

2005

3-Year Average

5-Year Average

See Appendix for GAAP reconciliation.

28

Finding & Development Costs

2005

2004

2003

2002

2001

3-Year Average

5-Year Average

2,103

1,508

1,139

930

1,034

1,583

1,343

2,180

154

368

192

82

901

595

4,283

1,662

1,507

1,122

1,116

2,484

1,938

49

91

76

83

93

64

69

Organic

Growth

Acquisitions

Total

Organic

(% Total)

Costs Incurred

($ Million)

382

253

357

240

228

331

292

Total

Reserve

Additions

(Million BOE)

29

OxyChem – 16.7

Chemical Companies Comparisons

OxyChem – 22.2

8.0

11.6

2.9

14.0

7.6

7.2

8.2

13.9

11.8

13.0

13.4

11.2

EBIT

Percent of Sales

EBITDA

12.0

8.1

11.9

10.6

9.9

20.7

19.4

19.4

15.7

15.5

17.3

18.4

Excludes special items.

30

Capitalized Costs and Results of Operations

Reconciliation to Generally Accepted Accounting Principles (GAAP)

($ Millions)

	Consolidated Subsidiaries Capitalized Costs			Consolidated Subsidiaries Results of Operations
	US	Foreign	Total	US	Foreign	Total
Operations including Ecuador
2001	8,713	1,520	10,233	1,450	350	1,800
2002	8,713	1,981	10,694	832	618	1,450
2003	8,908	2,339	11,247	1,401	652	2,053
2004	8,884	2,960	11,844	1,797	984	2,781
2005	10,639	3,932	14,571	2,578	1,384	3,962

Less – Ecuador
2001	—	109	109	—	14	14
2002	—	176	176	—	18	18
2003	—	223	223	—	78	78
2004	—	290	290	—	184	184
2005	—	363	363	—	246	246

Continuing Operations
2001	8,713	1,411	10,124	1,450	336	1,786
2002	8,713	1,805	10,518	832	600	1,432
2003	8,908	2,116	11,024	1,401	574	1,975
2004	8,884	2,670	11,554	1,797	800	2,597
2005	10,639	3,569	14,208	2,578	1,138	3,716

Occidental Petroleum Corporation

Return on Capital Employed (%)

($ Millions)

Reconciliation to Generally Accepted Accounting Principles (GAAP)	2004	2005	Six Months 2006	Annualized 2006
GAAP measure - earnings applicable to common shareholders	2,568	5,281	2,086

Interest expense	239	201	62
Tax effect of interest expense	(84)	(70)	(22)
Earnings before tax-effected interest expense	2,723	5,412	2,126

GAAP stockholders' equity	10,550	15,032	17,962

DEBT
GAAP debt
Debt, including current maturities	3,804	2,919	2,887
Non-GAAP debt
Capital lease obligation	26	25	25
Subsidiary preferred stock	75	75	75
Total debt	3,905	3,019	2,987

Total capital employed	14,455	18,051	20,949

Return on Capital Employed (%)	20.2	33.3	10.9	21.8

Return on Capital Employed (ROCE)

($ Millions)

Reconciliation to Generally Accepted Accounting Principles (GAAP)	2001	2002	2003	2004	2005	5 Year Average
GAAP measure - earnings applicable	1,154	989	1,527	2,568	5,281	2,304
to common shareholders
Interest expense	392	281	295	239	201	282
Tax effect of interest expense	(137)	(98)	(103)	(84)	(70)	(98)
Earnings before tax-effected interest expense	1,409	1,172	1,719	2,723	5,412	2,487

GAAP average stockholders' equity	5,634	6,318	7,929	10,550	15,032	8,373

Average Debt
GAAP debt
Notes payable	54	—	—	—	—	9
Non-recourse debt	—	—	—	—	—	317
Debt, including current maturities	4,065	4,203	4,016	3,804	2,919	3,758
Non-GAAP debt
Capital lease obligation	26	26	26	26	25	26
Subsidiary preferred stock	—	75	75	75	75	50
Gas sales agreements	282	—	—	—	—	116
Trust preferred securities	463	455	453	—	—	307
Average total debt	4,890	4,759	4,570	3,905	3,019	4,583

Total average capital employed	10,524	11,077	12,499	14,455	18,051	12,956

ROCE	13.0	10.9	14.6	20.2	33.3	19.2

Worldwide Production and Proved Reserve Additions

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
PRODUCTION
Operations including Ecuador
2001	124	241	164	9	—	9	133	241	173
2002	142	229	180	8	—	8	150	229	188
2003	153	221	190	10	—	10	163	221	200
2004	159	233	198	9	—	9	168	233	207
2005	158	246	199	7	6	8	165	252	207

Less – Ecuador
2001	5	—	5	—	—	—	5	—	5
2002	5	—	5	—	—	—	5	—	5
2003	9	—	9	—	—	—	9	—	9
2004	17	—	17	—	—	—	17	—	17
2005	16	—	16	—	—	—	16	—	16

Continuing Operations
2001	119	241	159	9	—	9	128	241	168
2002	137	229	175	8	—	8	145	229	183
2003	144	221	181	10	—	10	154	221	191
2004	142	233	181	9	—	9	151	233	190
2005	142	246	183	7	6	8	149	252	191

Three-Year Average	143	233	182	9	2	9	151	235	191
Five-Year Average	137	234	176	9	1	9	145	235	185

Proved Reserve Additions
Operations including Ecuador
2001	219	100	236	8	—	8	227	100	244
2002	221	216	257	6	—	6	227	216	263
2003	223	766	351	16	9	18	239	775	368
2004	162	624	266	4	(9)	2	166	615	268
2005	255	752	380	9	6	10	264	758	390
Less – Ecuador
2001	16	—	16	—	—	—	16	—	16
2002	23	—	23	—	—	—	23	—	23
2003	11	—	11	—	—	—	11	—	11
2004	15	—	15	—	—	—	15	—	15
2005	8	—	8	—	—	—	8	—	8

Continuing Operations
2001	203	100	220	8	—	8	211	100	228
2002	198	216	234	6	—	6	204	216	240
2003	212	766	340	16	9	18	228	775	357
2004	147	624	250	4	(9)	3	151	615	253
2005	247	752	372	9	6	10	256	758	382

Three-Year Average	202	714	321	10	2	10	212	716	331
Five-Year Average	201	492	283	9	1	9	210	493	292

Costs Incurred

$ Millions

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Operations including Ecuador				Operations excluding Ecuador
	Consolidated Subsidiaries	Other Interests	Worldwide	Less: Ecuador	Consolidated Subsidiaries	Other Interests	Worldwide
2001
Property acquisition costs
Proved properties	29	—	29	—	29	—	29
Unproved properties	53	—	53	—	53	—	53
Exploration costs	176	(5)	171	15	161	(5)	156
Development costs	907	11	918	40	867	11	878
Costs incurred	1,165	6	1,171	55	1,110	6	1,116

2002
Property acquisition costs
Proved properties	163	—	163	—	163	—	163
Unproved properties	29	—	29	—	29	—	29
Exploration costs	134	—	134	25	109	—	109
Development costs	890	7	897	76	814	7	821
Costs incurred	1,216	7	1,223	101	1,115	7	1,122

2003
Property acquisition costs
Proved properties	364	—	364	—	364	—	364
Unproved properties	4	—	4	—	4	—	4
Exploration costs	98	(1)	97	10	88	(1)	87
Development costs	1,109	10	1,119	67	1,042	10	1,052
Costs incurred	1,575	9	1,584	77	1,498	9	1,507

2004
Property acquisition costs
Proved properties	158	(12)	146	—	158	(12)	146
Unproved properties	8	—	8	—	8	—	8
Exploration costs	158	—	158	21	137	—	137
Development costs	1,463	10	1,473	102	1,361	10	1,371
Costs incurred	1,787	(2)	1,785	123	1,664	(2)	1,662

2005
Property acquisition costs
Proved properties	1,782	—	1,782	—	1,782	—	1,782
Unproved properties	398	—	398	—	398	—	398
Exploration costs	257	(2)	255	13	244	(2)	242
Development costs	1,932	15	1,947	86	1,846	15	1,861
Costs incurred	4,369	13	4,382	99	4,270	13	4,283

3 Year Average
Property acquisition costs
Proved properties					768	(4)	764
Unproved properties					137	—	137
Exploration costs					156	(1)	155
Development costs					1,416	12	1,428
Costs incurred					2,477	7	2,484

5 Year Average
Property acquisition costs
Proved properties					499	(2)	497
Unproved properties					98	—	98
Exploration costs					148	(2)	146
Development costs					1,186	11	1,197
Costs incurred					1,931	7	1,938

Sources of Worldwide Proved Reserve Additions

Million BOE

Reconciliation to Generally Accepted Accounting Principles (GAAP)

	Operations including Ecuador										Operations excluding Ecuador

	Consolidated Subsidiaries			Other Interests			Worldwide			Less Ecuador	Consolidated Subsidiaries			Other Interests			Worldwide
	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	OIL	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE

2001
Revisions	21	(49)	13	8	—	8	29	(49)	21	11	10	(49)	2	8	—	8	18	(49)	10
Improved Recovery	139	23	143	—	—	—	139	23	143	—	139	23	143	—	—	—	139	23	143
Extensions and Discoveries	56	122	76	—	—	—	56	122	76	5	51	122	71	—	—	—	51	122	71
Purchases	3	4	4	—	—	—	3	4	4	—	3	4	4	—	—	—	3	4	4
	219	100	236	8	—	8	227	100	244	16	203	100	220	8	—	8	211	100	228

2002	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	OIL	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
Revisions	13	(54)	4	(1)	—	(1)	12	(54)	3	12	1	(54)	(8)	(1)	—	(1)	—	(54)	(9)
Improved Recovery	112	151	137	5	—	5	117	151	142	—	112	151	137	5	—	5	117	151	142
Extensions and Discoveries	40	60	50	—	—	—	40	60	50	11	29	60	39	—	—	—	29	60	39
Purchases	56	59	66	2	—	2	58	59	68	—	56	59	66	2	—	2	58	59	68
	221	216	257	6	—	6	227	216	263	23	198	216	234	6	—	6	204	216	240

2003	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	OIL	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
Revisions	(1)	44	6	6	—	6	5	44	12	—	(1)	44	6	6	—	6	5	44	12
Improved Recovery	85	70	97	4	9	6	89	79	102	—	85	70	97	4	9	6	89	79	102
Extensions and Discoveries	41	597	141	6	—	6	47	597	147	11	30	597	130	6	—	6	36	597	136
Purchases	98	55	107	—	—	—	98	55	107	—	98	55	107	—	—	—	98	55	107
	223	766	351	16	9	18	239	775	368	11	212	766	340	16	9	18	228	775	357

2004	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	OIL	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
Revisions	5	241	45	5	(9)	3	10	232	48	(3)	8	241	48	5	(9)	3	13	232	51
Improved Recovery	88	185	120	1	—	1	89	185	121	—	88	185	120	1	—	1	89	185	121
Extensions and Discoveries	30	191	61	2	—	2	32	191	63	18	12	191	43	2	—	2	14	191	45
Purchases	39	7	40	(4)	—	(4)	35	7	36	—	39	7	40	(4)	—	(4)	35	7	36
	162	624	266	4	(9)	2	166	615	268	15	147	624	251	4	(9)	2	151	615	253

2005	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE	OIL	OIL	GAS	BOE	OIL	GAS	BOE	OIL	GAS	BOE
Revisions	(26)	30	(21)	8	6	9	(18)	36	(12)	(8)	(18)	30	(13)	8	6	9	(10)	36	(4)
Improved Recovery	117	131	139	—	—	—	117	131	139	10	107	131	129	—	—	—	107	131	129
Extensions and Discoveries	52	427	123	1	—	1	53	427	124	6	46	427	117	1	—	1	47	427	118
Purchases	112	164	139	—	—	—	112	164	139	—	112	164	139	—	—	—	112	164	139
	255	752	380	9	6	10	264	758	390	8	247	752	372	9	6	10	256	758	382

3 Year Average																			331

5 Year Average																			292

Chemical - Percent of Sales

Reconciliation to Generally Accepted Accounting Principles (GAAP)

For the Year Ended December 31, 2005

Sales
Oil and Gas	10,416
Chemical	4,641
Other	151
	15,208

Chemicals	$ AMT	% of Sales
Segment income	607
Less: significant items affecting earnings
Hurricane insurance charges	11
Write-off of plants	159
Core earnings - EBIT	777	16.7%
DD&A expense	251
EBITDA	1,028	22.2%